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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) OCTOBER 15, 1998
                                                         ----------------

                                    UNB CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Ohio                          0-13270                      34-1442295
----------------               ----------------             ------------------
(State or other                (Commission File               (IRS Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)


              220 Market Avenue South, Canton, Ohio         44702
--------------------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (330) 830-7260
                                                   --------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






                                Page 1 of 46 Pages.
                         Index to Exhibits is on Page 6.


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Item 1.  Changes in Control of Registrant.
------------------------------------------

                  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

                  Not Applicable.

Item 3.  Bankruptcy or Receivership.
------------------------------------

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
-------------------------------------------------------

                  Not Applicable.

Item 5.  Other Events.
----------------------

         On October 15, 1998, the Board of Directors of UNB Corp. (the "Company") declared a dividend of one (1) common share purchase right (a "Right") for each outstanding common share, no par value (the "Common Shares"), of the Company. The dividend is payable on October 26, 1998 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one (1) Common Share, without par value, of the Company at a price of $60.00 (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of October 15, 1998 (the "Rights Agreement"), between the Company and United National Bank & Trust Company, as Rights Agent (the "Rights Agent").

         The Rights Agreement provides that the Rights will be evidenced by the share certificates representing the Common Shares (to which a copy of this Summary of Rights may be attached), and no separate Right Certificates, as defined, will be distributed until the earlier to occur of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (excluding, among other persons, the Company, any subsidiary of the Company or any employee benefit plan of the Company or any such subsidiary) have acquired, except pursuant to a Permitted Offer (as hereinafter defined), beneficial ownership of 15% or more of the outstanding Common Shares (an "Acquiring Person") or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date").

         Until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record



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Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on October 26, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company as described below.

         In the event that any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding Common Shares at the same price and on the same terms, which price and terms are determined by a majority of certain members of the Board of Directors to be adequate and in the best interests of the Company, other than such Acquiring Person, its affiliates and associates (a "Permitted Offer")), each holder of a Right will thereafter have the right (the "Flip-In Right") to receive upon exercise the number of Common Shares (or, in certain circumstances, other securities of the Company) having a value (immediately prior to such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

         In the event that, at any time following the Shares Acquisition Date,
(i) the Company is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the Company's assets or earning power is sold or transferred, in either case with or to an Acquiring Person or any affiliate or associate or any other person in which such Acquiring Person, affiliate or associate has an interest or any person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or, if in such transaction all holders of Common Shares are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise, common shares of the acquiring company having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

         The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into



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Common Shares with a conversion price, less than the then-current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Common Shares purchasable upon exercise of the Rights will not be redeemable.

         At any time prior to the earliest of (i) the close of business on the twentieth day following the first public announcement that a person or group has become an Acquiring Person (subject to extension for one or more successive 10 day periods pursuant to the Rights Agreement), (ii) such time on or after the first public announcement that a person or group has become an Acquiring Person as there shall have occurred a Change of Control (as defined in the Rights Agreement) of the Company, or (iii) the final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 (one cent) per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, an adjustment in cash may be made based on the market price of the Common Shares on the last trading day prior to the date of exercise.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including the adoption, prior to the time that there exists an Acquiring Person, of an amendment to lower the threshold percentage described above so long as such lowering would not cause any person or group to become an Acquiring Person as a result thereof, except that from and after such time as there exists an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights other than as authorized by the Rights Agreement.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, no right to vote or to receive dividends.

         A copy of the Rights Agreement has been filed with this Form 8-K as
Exhibit 99.1.



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A copy of the Rights Agreement is available free of charge from the Company by writing to: Secretary, UNB Corp., 220 Market Avenue South, Canton, Ohio 44702. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.
------------------------------------------------

                  Not Applicable.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

                  (a) - (b)         None required.


                  (c)               Exhibits.

Exhibit Number                      Description
--------------                      -----------

          99.1 Rights Agreement, dated October 15, 1998, by and between UNB Corp. and United
                              National Bank & Trust Company


Item 8.  Change in Fiscal Year.
-------------------------------

                  Not Applicable.

                                   SIGNATURES
                                   ----------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             UNB CORP.



Date:  October 15, 1998                      By: /s/ James J. Pennetti
                                                    ---------------------
                                             Print Name: James J. Pennetti
                                                        -----------------
                                             Title: V.P. and Treasurer
                                                   ---------------------



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                      Description
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99.1                          Rights Agreement, dated October 15, 1998,
                              by and between UNB Corp. and United
                              National Bank & Trust Company




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